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                             BANCBOSTON LEASING INC.

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (the "Agreement") is made as of this 26th day of August, 1999 by MORSE SHOE, INC., a Delaware corporation, with its principal place of business at 555 Turnpike Street, Canton, MA 02021, JBI, INC., a Massachusetts corporation, with its principal place of business at 555 Turnpike Street, Canton, MA 02021, THE CASUAL MALE, INC., a Massachusetts corporation, with its principal place of business at 555 Turnpike Street, Canton, MA 02021, WGS CORPORATION, a Massachusetts corporation, with its principal place of business at 555 Turnpike Street, Canton, MA 02021, TCMB&T, INC., a Massachusetts corporation, with its principal place of business at 555 Turnpike Street, Canton, MA 02021, (collectively, the "Debtor" or "Debtors"), in favor of BANCBOSTON LEASING INC., a Massachusetts corporation, with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Secured Party").

RECITALS

         WHEREAS, each Debtor has requested and, from time to time, will request certain credit and financial accommodations from the Secured Party in order to acquire or finance certain capital equipment and for other purposes as well;

         WHEREAS, the obligations of each Debtor under credit and financial accommodations are represented by that certain Master Security Agreement dated as of August 26, 1999 ("Security Agreement") and one or more Chattel Promissory Notes ("Note") executed by each Debtor in favor of the Secured Party; and

         WHEREAS, the Secured Party has made and will make credit and financial accommodations available to each Debtor provided the Secured Party is granted the rights and remedies as set forth in this Agreement;

         NOW, THEREFORE, IN CONSIDERATION OF the foregoing and the mutual promises as hereinafter set forth, each Debtor and the Secured Party agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below (unless otherwise defined).

         ACCOUNTS. All accounts, including, without limitation, "accounts" as defined in the Uniform Commercial Code as adopted in Massachusetts (the "UCC"), and also all: accounts, accounts receivable, amounts due from Host Stores (as such term is defined in a certain Loan and Security Agreement by and between the Debtor and the Secured Party, as amended from time to time), notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Contract Rights; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected, or repossessed Inventory (if any) the sale of which gave rise to any Account.

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         BOOKS AND RECORDS. All books, records, and information relating to the collateral and/or to the operation of the Debtor's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

         CHATTEL PAPER. All chattel paper, including, without limitation "chattel paper" as defined in the UCC.

         COLLATERAL.  See Section 2.

         CONTRACT RIGHTS. All contract rights, includes, without limitation, "contract rights" as now or formerly defined in the UCC and also any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

         ENCUMBRANCE. Any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature upon or with respect to any property.

         EQUIPMENT. "Equipment" is defined in the Security Agreement and is subject to the terms thereof.

         EVENT OF DEFAULT.  See Section 7.

         GENERAL INTANGIBLES. All general intangibles, includes, without limitation, "general intangibles" as defined in the UCC; rights to payment; goodwill; causes of action; judgments; franchises; license agreements; computer records; rights of access to computer service bureaus; trade secrets; copyrights and derivative works and interests; trade names, trademarks, service marks, and all good will relating thereto; applications for registration of the foregoing; and all other intellectual property.

         INVESTMENT PROPERTY. All Investment Property (as defined in the UCC) instruments, documents of title, documents, policies and certificates of insurance, securities, deposits, deposit accounts, money, cash, or other property.

         OBLIGATIONS. All obligations of the Debtor to the Secured Party of every kind and description, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, due or to become due, or now existing or hereafter arising or acquired and whether by way of loan, discount, letter of credit, lease, or otherwise including, without limitation, the obligations arising under the Note, Security Agreement and this Agreement.

         SECURITIES. All capital stock of JBI Apparel, Inc., TCM Holding Company, Inc., LP Innovations, Inc., Spencer Companies, Inc., Buckmin, Inc., Elm Equipment Corp., Isab, Inc., Jared Corporation, Morse Shoe (Canada) Ltd., Morse Shoe International, Inc., and White Cap Footware, Inc.

       UNIFORM COMMERCIAL CODE. The Uniform Commercial Code as in effect in The Commonwealth of Massachusetts.

       SECTION 2. GRANT. To secure the payment and performance of the Obligations, the Debtor hereby assigns and pledges to the Secured Party all of its rights, title and interest in, and grants to the Secured Party a continuing security interest in all assets, properties and rights of the Debtor of every kind and nature, including without limitation, all Accounts, Books and Records, Chattel Paper, Contract

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Rights, General Intangibles, and Investment Property, (the above not to include the items of Collateral as defined in the Security Agreement) whether now owned or existing or hereafter arising or acquired, together with all, instruments, documents of title, policies and certificates of insurance, securities, deposit accounts, cash or other property owned by the Debtor or in which the Debtor has an interest that are now or may hereafter be in the possession, custody or control of the Secured Party or its participants or assigns for any purpose; any and all additions, substitutions, replacements and accessions thereto; and all proceeds and products of any of the foregoing (collectively, the "Collateral")

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO EACH DEBTOR. Each Debtor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as any of the Obligations remain outstanding.

         3.1 NAME; DEBTOR LOCATION; CHANGES. Each Debtor represents the following: (i) the name of each Debtor set forth in this Agreement is the true and correct legal name of each Debtor, the list attached as Exhibit A hereto sets forth a complete and accurate statement of any trade name used within the past year for the Debtors set forth therein, and no Debtor has done business under any other trade, assumed, fictitious or any other name during such one year period; and (ii) the address of each Debtor set forth in this Agreement is each Debtor's chief executive office and the place where its business records are kept. Each Debtor will not (a) change its name, identity or organizational structure or (b) change its chief executive office, or place where its business records are kept, unless such Debtor shall have given the Secured Party at least 30 days prior written notice and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

         3.2 ORGANIZATION; GOOD STANDING. Each Debtor is duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified and in good standing in every other state in which the nature of its business or properties requires such qualification, except where the failure to so qualify would not have a material adverse impact on the assets or operations of the affected Debtor.

         3.3 AUTHORIZATION OF AGREEMENT; NO CONSENTS; NO CONFLICTS. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, corporate or otherwise, and do not and will not (i) require any consent or approval of the stockholders of any Debtor, if any, (ii) contravene the terms of the charter, by-laws or other organizational papers of any Debtor, (iii) violate any applicable law, rule or regulation of any governmental agency in any material respect, (iv) contravene any provision of any agreement, instrument, order or undertaking binding on any Debtor or by which any of its properties are bound or affected, in any material respect, (v) other than as contemplated hereby, result in or require the imposition of any Encumbrance on any of the properties of any Debtor, or (vi) other than filings required by the Uniform Commercial Code, require the approval or consent of, or filing or registration with, any governmental or other agency or authority or any other party, or, with respect to subsections (ii), (iii), (iv) and (v) above, to the extent any Debtor has failed to make such filing, it does not and would not have a material adverse impact on any Debtor.

         3.4 LITIGATION; FINANCIAL CONDITIONS; Y2K PROBLEM. Each Debtor represents and warrants that (i) there are no pending actions or proceedings to which each Debtor is a party, and there are no threatened actions or proceedings of which each Debtor has knowledge, before any court, arbitrator or administrative agency which, either individually or in the aggregate, would have a Material Adverse

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Effect on each Debtor except as set forth on Exhibit B attached hereto, (ii)
each Debtor is not in default under any obligation for borrowed money, for the deferred purchase price of property or any Agreement which, either individually or in the aggregate, would have a Material Adverse Effect on each Debtor, (iii) the financial statements of each Debtor (copies of which have been furnished to the Secured Party) have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial condition of each Debtor and the results of its operations as of the date of, and for the period covered by, such statements, and, since the date of such statements, there has been no material adverse change in such conditions or operations, (iv) each Debtor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem," that is, the risk that computer applications used by each Debtor may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, and any date on or after, December 31, 1999, and have made related appropriate inquiry of material suppliers and vendors and, based on such review and program, each Debtor believes that the "Year 2000 Problem" will not have a Material Adverse Effect on each Debtor, and (v) from time to time, at the request of the Secured Party, each Debtor shall provide to the Secured Party such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 Problem. For purposes of this Section 3.4, "Material Adverse Effect" shall mean (1) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of each Debtor, or (2) a material impairment of the ability of each Debtor to perform its obligations under, or to remain in compliance with, this Agreement.

       3.5 OWNERSHIP OF COLLATERAL; ABSENCE OF LIENS AND RESTRICTIONS. Each Debtor is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except for a security interest in the Collateral in favor of BankBoston Retail Finance Inc. ("BBRF") pursuant to a certain 1999 Loan and Security Agreement dated as of August __, 1999 as may be amended from time to time, as such security interest exists on the date hereof, between BancBoston and BBRF, and as subject to an Intercreditor Agreement between BancBoston and BBRF (the "BBRF Interest") securing certain obligations of the Debtor to the BBRF (the "BBRF Obligations") and the security interests granted hereunder or permitted hereby, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

       3.6 SECURITY INTEREST. This Agreement, the Security Agreement and the Note, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the location of Collateral, create a valid and continuing lien on and perfected security interest in the Collateral subject only to the BBRF Interest (except for property located in the United States in which a security interest may not be perfected by filing under the Uniform Commercial Code), prior to all other Encumbrances except the BBRF Interest, and is enforceable as such against creditors of the Debtor. Other than in favor of BBRF, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing a lien on the Collateral that names the Debtor as debtor is on file in any jurisdiction and the Debtor has not signed any such document or any agreement authorizing the filing of any such financing statement or instrument.

       3.7 SALES AND FURTHER ENCUMBRANCES. Each Debtor agrees that it will not sell, grant, assign or transfer any interest in, or permit to exist any Encumbrance on, any of the Collateral other than in favor of the Secured Party or its affiliates or the BBRF Interest except for (i) sales of Inventory or grants of licenses and other rights in the ordinary course of the Debtor's business for cash or on open account and

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on terms of payment ordinarily extended to its customers; (ii) so long as no
Event of Default hereunder has occurred and is continuing, sales of Investment Property, other than Investment Properties that represent ownership of its subsidiaries, if such sales are made on fair and reasonable terms in arms-length transactions, or as otherwise permitted by the Secured Party in writing. The Debtor shall defend its title to and the Secured Party's interest in the Collateral against all claims and take any action necessary to remove any Encumbrances other than those permitted hereunder and defend the right, title and interest of the Secured Party in and to any of the Debtor's rights in the Collateral.

       3.8 VALIDITY OF ACCOUNTS. Each Account constituting Collateral is and shall be a valid, legal and binding obligation of the party purported to be obligated thereon, enforceable in accordance with its terms and free of material setoffs, defenses or counterclaims.

       3.9 INSPECTION; VERIFICATION OF ACCOUNTS. After the occurrence of an Event of Default each debtor shall allow the Secured Party to examine, inspect or make extracts from or copies of the Debtor's books and records, inspect the Collateral and arrange for verification of Accounts constituting Collateral directly with the Debtor's accountants, the account debtors or by other methods.

       3.10 ACCOUNTS: COLLECTION AND DELIVERY OF PROCEEDS. Each Debtor will diligently collect all of its Accounts constituting Collateral until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement. Each Debtor shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. Upon request of the Secured Party, any proceeds of Accounts or Inventory constituting Collateral received by the Debtor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and each Debtor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same). The rights and obligations set forth in this Section 3.10 are expressly subject to the terms and conditions of the Intercreditor Agreement and the BBRF Interest.

       3.11 INSURANCE. Where appropriate, each Debtor will keep the Collateral insured at all times by insurance in such form and amounts as may be satisfactory to the Secured Party, and in any event (without specific request by the Secured Party) will insure the Collateral against physical hazard insurance on an "all risks" basis. Such insurance shall be with insurance companies satisfactory to the Secured Party and shall be payable to the Secured Party as an additional insured and Debtor, as their respective interests may appear. Such insurance shall provide for not less than 30 days' notice of cancellation, change in form or non-renewal to the Secured Party, and shall insure the interest of the Secured Party regardless of any breach or violation by the Debtor or any other person of the warranties, declarations or covenants contained in such policies. The Debtor shall insure the Collateral in amounts sufficient to prevent the application of any co-insurance provisions. The Debtor shall evidence its compliance with the foregoing by delivering a certificate with respect to each policy concurrently with the execution hereof, annually thereafter, and from time to time upon the request of the Secured Party.

       3.12 INVENTORY: MAINTENANCE AND USE, PAYMENT OF TAXES. Each Debtor will keep the Collateral in good order and repair, will not use the same in violation of law or any policy of insurance thereon, and will pay promptly when due all taxes and assessments on the Collateral or on its use or operation.

       3.13 GENERAL INTANGIBLES: REGISTRATION, MAINTENANCE OF COPIES. Each Debtor will apply for, and pursue diligently applications for, registration of its ownership of the General Intangibles constituting Collateral and for which registration is appropriate, and will use such other measures as are

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appropriate to preserve its rights in its other General Intangibles constituting Collateral. Each Debtor will, at the request of the Secured Party, retain off-site current copies of all materials created by or furnished to the Debtor on which is recorded then-current information about any computer programs or data bases that the Debtor has developed or otherwise has the right to use from time to time. Such materials include, without limitation, magnetic or other computer media on which object, source or other code is recorded or that are documentation of those computer programs or data bases, in the nature of listing printouts, narrative descriptions, flow diagrams and similar things. Each Debtor will, at the request of the Secured Party and in accordance with the terms of the Intercreditor Agreement, deliver a set of such copies to the Secured Party for safekeeping and retention or transfer in the event of foreclosure.

       3.14 SECURITIES: VOTING, DIVIDENDS, CERTIFICATES, OPTIONS, ETC. Until the occurrence of an Event of Default hereunder, the Debtor shall retain the right to vote any of the Securities constituting Collateral in a manner not inconsistent with the terms of this Agreement. If the Debtor, as registered holder of such Securities, receives (i) any dividend or other distribution in cash or other property in connection with the liquidation or dissolution of the issuer of such Securities, or in connection with the redemption or payment of such Securities, or (ii) any stock certificate, option or right, or other distribution, whether as an addition to, in substitution of, or in exchange for, such Securities, or otherwise, the Debtor agrees to accept same in trust for the Secured Party and to deliver same forthwith to the Secured Party or its designee, in the exact form received, with the Debtor's endorsement or reassignment when necessary, to be held by the Secured Party as Collateral.

       3.15 SECURITIES: DELIVERY OR REGISTRATION. Upon request of the Secured Party and subject to the terms of the Intercreditor Agreement, the Debtor will (i) deliver all of its Securities constituting Collateral and represented by certificates, including without limitation all stock of its subsidiaries, to the Secured Party to hold pursuant to the terms of this Agreement, and (ii) register in the name of the Secured Party or its designee any uncertificated Security constituting Collateral or the Secured Party's security interest therein on the books maintained by or on behalf of the issuer thereof or the depository therefor.

       3.16 FURTHER ASSURANCES. Upon the written request of the Secured Party, and at the sole expense of the Debtor, each Debtor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code, and, subject to the terms of the Intercreditor Agreement, execution of assignments of General Intangibles, delivery of appropriate stock or bond powers, transfer of Collateral (other than Inventory, and Accounts) to the Secured Party's possession. The Debtor authorizes the Secured Party to file any such financing statement without the signature of the Debtor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it.

         3.17 FINANCIAL PERFORMANCE COVENANTS. Each Debtor shall observe and comply with the following financial performance covenants, which compliance shall be determined as if no Material Accounting Change had occurred (other than any Material Accounting Change specifically taken into account in the setting of such covenants). Secured Party may determine each Debtor's compliance with such covenants based upon financial reports and statements provided to Secured Party by each Debtor, by BankBoston, N.A. or by BankBoston Retail Finance, Inc. (whether or not such financial reports or

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statements are required to be furnished pursuant to this Security Agreement)
as well as by reference to interim financial information provided to, or developed by, Secured Party. For purposes hereof, any capitalized terms not otherwise defined in this Security Agreement shall have the meanings assigned to them in that certain Loan and Security Agreement dated as of August ____, 1999 ("Loan Agreement") among BankBoston Retail Finance Inc. as administrative Agent and Collateral Agent, certain other financial institutions as revolving credit lenders, Back Bay Capital Funding LLC as term lender, and each Debtor as lead borrower for certain other borrowers, as the Loan Agreement existed as of the date of this Security Agreement.

         (i) Each Debtor shall not permit its cumulative Consolidated EBITDA, tested quarterly on a rolling four-quarters basis (three-quarters basis for the test as of October 31, 1999) to be less than the following:

     ------------------------------------------------------------------------
     FISCAL QUARTERS ENDING ON OR ABOUT  MINIMUM   CUMULATIVE   CONSOLIDATED
                                         EBITDA
     ------------------------------------------------------------------------
     October 31, 1999                    $27,000,000
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
     January 31, 2000                    40,000,000
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
     April 30, 2000                      40,000,000
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
     July 31, 2000                       40,000,000
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
     October 31, 2000                    41,500,000
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
     January 31, 2001                    43,000,000
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
     Thereafter                          43,000,000
     ------------------------------------------------------------------------

                           (ii) Each Debtor shall maintain a Fixed Charge Ratio equal to or greater than 1.4 tested quarterly on a rolling four-quarters basis, commencing with the four quarters ending on or about January 31, 2000;

                           (iii) Each Debtor shall maintain Overall Availability of not less than $40 million for the period commencing December 10, 2001 and ending December 30, 2001.



       SECTION 4. NOTICES AND REPORTS PERTAINING TO COLLATERAL. Each Debtor will, with respect to the Collateral:

       (a) promptly furnish to the Secured Party, from time to time upon request, reports in form and detail satisfactory to the Secured Party and immediately notify the Secured Party as to any action to foreclose upon or otherwise exercise any right or remedy with respect to the BBRF Interest;

       (b) promptly notify the Secured Party of any Encumbrance asserted against the Collateral which may have a material adverse effect upon the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any information received by the Debtor relating to the Collateral, including the Accounts, the account debtors, or other persons obligated in connection therewith, that may in any way adversely

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              affect the value of the Collateral or the rights and remedies of the Secured Party with respect thereto;

       (c) promptly notify the Secured Party when it obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any account debtor or issuer of Investment Properties, which may have a material adverse effect upon the Debtor;


       (d) after the occurrence of an Event of Default, concurrently with the reports required to be furnished under subsection (a), and immediately if material in amount, notify the Secured Party of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory; and

       (e) after the occurrence of an Even of Default, promptly after the application by the Debtor for registration of any General Intangibles, as contemplated in Section 3.13, notify the Secured Party thereof.

The Debtor authorizes the Secured Party to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Secured Party in connection with the transactions contemplated herein at any time subsequent to 12 months from the time such items are delivered to the Secured Party.

       SECTION 5. SECURED PARTY'S RIGHTS WITH RESPECT TO COLLATERAL. The Secured Party may, after the occurrence of an Event of Default which is continuing and subject to the terms of the Intercreditor Agreement, at its option and at any time, whether or not the Obligations are due, without notice or demand on the Debtor, take the following actions with respect to the Collateral:

       (a) with respect to any Accounts (i) notify account debtors of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine; (iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) receive, open and dispose of mail addressed to the Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of the Debtor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

       (b) with respect to any Inventory (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any time levied or placed thereon; (iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing. The Secured Party shall have no obligation to make any such expenditures nor shall the making thereof relieve the Debtor of its obligation to make such expenditures; and

       (c) with respect to any Securities (i) transfer them at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to any matured Obligations; and (ii) demand, sue for, collect or make any compromise or settlement it deems desirable.

Except as otherwise provided herein, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in its possession.

       SECTION 7. DEFAULTS. Any Event of Default under the Security Agreement shall constitute an "Event of Default" hereunder thereby entitling BancBoston to exercise any and all remedies available at law or under the Security Agreement or this Agreement, in any case, after the giving of any required notice and the elapse of any cure period. All rights and remedies of BancBoston are cumulative and are exclusive of any rights or remedies provided by law or in equity or by agreement, and may be exercised separately or concurrently.

       SECTION 8.  SECURED PARTY'S RIGHTS AND REMEDIES.

       8.1 So long as any Event of Default shall have occurred and is continuing, and subject to the terms of the Intercreditor
              Agreement:

         (a) The Secured Party may, at its option, without notice or demand, cause all of the Obligations including, without limitation, all principal and interest due or to become due under all Notes to become immediately due and payable and take immediate possession of the Collateral; for that purpose, the Secured Party may, so far as each Debtor can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party. Each Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties.

         (b) The Secured Party may collect and receive all income and proceeds with respect to the Collateral and exercise all rights of any Debtor with respect thereto.

         (c) The Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such public sale or such private sale to the extent permitted by law. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to each Debtor prior written notice (which, if given within ten (10) days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. Each Debtor agrees that, upon any such sale, the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by each Debtor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, each Debtor shall execute all applications or other instruments as may be required.

         (d) In any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

         8.2 IMMEDIATE ACCELERATION. Upon the occurrence of an Event of Default described in subsection 10(g) and (h) of the Security Agreement, the remedy set forth in subsection 11.1(a) shall be deemed to have been exercised immediately and automatically without any act or declaration of the Secured Party and all Obligations including, without limitation, all principal and interest due or to become due under the Notes shall be immediately due and payable.

         8.3 EXPENSES; DEFICIENCY. In connection with the Secured Party's exercise of its rights upon the occurrence and continuation of an Event of Default:

         (a) The Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, FIRST, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including documented and reasonable attorneys' fees and other legal expenses incurred by it in connection therewith; and SECOND, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to each Debtor or to whomever may be legally entitled thereto, provided that, in no event, shall each Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party. Each Debtor shall remain liable for any deficiency.

               (i) the Secured Party may, at its option, without notice or demand, cause all of the Obligations to become immediately due and payable and take immediate possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party;

              (ii) the Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

              (iii) the Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of the Debtor with respect thereto, including without limitation the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Securities and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Securities as if the Secured Party were the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received (but the

                    Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing);

              (iv) the Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtor prior written notice (which, if given within five days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtor shall execute all applications or other instruments as may be required; and

               (v) in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

       (b) Prior to any disposition of Collateral pursuant to this Agreement the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as Secured Party in its good faith judgement believes advisable to make it saleable.

       (c) The Secured Party is hereby granted a license or other right to use, without charge, the Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral; and the Debtor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit.

       (d) The Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Securities by reason of certain prohibitions contained in the Securities Act of 1933 (as amended from time to time, the "Securities Act") or the securities laws of various states (the "Blue Sky Laws"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if the Securities were sold at public sales. The Debtor agrees that the Secured Party has no obligation to delay sale of any of the Securities for the period of time necessary to permit the Securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

       (e) The Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including attorneys' fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party. The Debtor shall remain liable for any deficiency.

       SECTION 9. WAIVERS. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Agreement or any other document evidencing the Obligations. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

         SECTION 10. EXPENSES. Each Debtor shall, on demand, pay or reimburse the Secured Party for all reasonable expenses (including reasonable and documented attorneys' fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Secured Party in connection with the enforcement of this Agreement, up to three (3) on-site periodic examinations of the Collateral in each calendar year, and any other amounts permitted to be expended by the Secured Party hereunder including, without limitation, such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, and priority of any security interest created hereby, the collection, sale or other disposition of any of the Collateral, or the exercise by the Secured Party of any of the rights conferred upon it under this Agreement. The obligation to pay any such amount shall be an additional Obligation secured by the Collateral and each such amount shall bear interest from the time of demand at the rate per annum equal to the rate of interest announced, from time to time, by BankBoston, N.A., or its successor and assigns, at its head office as its Base Rate plus 6%, or 18% per annum, whichever is less. If such rate violates applicable law, the rate shall be the maximum rate of interest per annum allowed by such law.

       SECTION 11. NOTICES. Any demand upon or notice to any Debtor that the Secured Party may give shall be effective when delivered by hand, properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to the Debtor at the address shown at the beginning of this Agreement or as it appears on the books and records of the Secured Party. Demands or notices addressed to any other address at which the Secured Party customarily communicates with the Debtor also shall be effective. Any notice by the Debtor to the Secured Party shall be given as aforesaid, addressed to the Secured Party at the address shown at the beginning of this Agreement or such other address as the Secured Party may advise the Debtor in writing.

       SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party herein.

       SECTION 13. GENERAL. This Agreement may not be amended or modified except by a writing signed by the Debtor and the Secured Party, nor may the Debtor assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein). In the event that any Collateral or any deposit or other sum due from or credited by the Secured Party is held or stands in the name of the Debtor and another or others jointly, the Secured Party may deal with the same for all purposes as if it belonged to or stood in the name of the applicable Debtor alone.

       SECTION 14. SECTION HEADINGS. Section headings are for convenience of reference only and are not a part of this Agreement.

       SECTION 15. JURY WAIVER. THE SECURED PARTY (BY ITS ACCEPTANCE HEREOF) AND THE DEBTOR AGREE THAT NEITHER OF THEM, NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE SECURED PARTY AND THE DEBTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

       IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.


BANCBOSTON LEASING, INC. MORSE SHOE, INC.


By:  /s/ Jane M. Leo                        By:       /s/ Philip G. Rosenberg
     ---------------------------               -------------------------------
Title:  Assistant Vice President            Title:  Executive Vice President

                                            JBI, INC.

                                            By:       /s/ Philip G. Rosenberg
                                                ------------------------------
                                            Title:  Executive Vice President

                                            THE CASUAL MALE, INC.

                                            By:       /s/ Philip G. Rosenberg
                                                ------------------------------
                                            Title:  Executive Vice President


                                            WGS CORPORATION

                                            By:       /s/ Philip G. Rosenberg
                                                ------------------------------
                                            Title:  Executive Vice President

                                            TCMB&T, INC.

                                            By:       /s/ Philip G. Rosenberg
                                                ------------------------------
                                            Title:  Executive Vice President